FIRST PLACE FINANCIAL CORPORATION®

- Retail Banking
- Mortgage Lending
- Commercial Banking
- Wealth Management
- Insurance
- Real Estate and Title Agency

KBW Annual Community Bank Conference July 29, 2009 Steven R. Lewis, President & CEO David W. Gifford, CFO Exhibit 99.1

economic conditions in the market areas
the Company conducts business, which
could materially impact credit quality trends,
changes in laws, regulations or policies of
regulatory agencies, fluctuations in interest
rates, demand for loans in the market areas
the Company conducts business, and
competition, that could cause actual results
to differ materially from historical earnings
and those presently anticipated or
projected. The Company wishes to caution
readers not to place undue reliance on any
such forward-looking statements, which
speak only as of the date made. The
Company undertakes no obligation to
publicly release the result of any revisions
that may be made to any forward-looking
statements to reflect events or
circumstances after the date of such
statements or to reflect the occurrence of
anticipated or unanticipated events.
When used in this presentation, or future
presentations or other public or
shareholder communications, in filings by
First Place Financial Corp. (the Company)
with the Securities and Exchange
Commission, or in oral statements made
with the approval of an authorized
executive officer, the words or phrases
“will likely result,” “are expected to,” “will
continue,” “is anticipated,” “estimate,”
“project” or similar expressions are
intended to identify “forward-looking
statements” within the meaning of the
Private Securities Litigation Reform Act of
1995. Such forward-looking statements
involve known and unknown risks,
uncertainties and other factors, which may
cause the Company’s actual results to be
materially different from those indicated.
Such statements are subject to certain
risks and uncertainties including changes in
Forward-Looking Statements

• Ticker Symbol: FPFC
• Average Daily Trading Volume:  29,000 (July 2009)
• Primary Regulator:  Office of Thrift Supervision
• Institutional & Insider Ownership:  27.0% & 8.2%
respectively
Assets $3.4 Billion
Retail Locations 44
Loan Production Offices 18
States:  Ohio, Michigan, Pennsylvania,
Indiana, Maryland
First Place Corporate Profile

Corporate Description
• Niche player in multi-market footprint
• Evolving balance sheet toward commercial profile
• Diversified products and services delivered through a
super community bank model
• Superior expense management culture
• Experienced M & A player
• Complimentary and consistent Mortgage Banking unit
• All delivered through highly incentivized sales and
service

44 Retail Locations
Branch Acquisition Pending
18 LPOs
2 Business Financial Services Centers
APB Financial Group
Michigan
Grand Rapids
Flint
Ann Arbor
Battle Creek
Detroit
Toledo
Cleveland
Warren
Akron
Fort Wayne
Indiana
Ohio
Pittsburgh
Indianapolis
Dayton
Columbus
Cincinnati
West Virginia
MI
IN
OH
PA
MD
Montgomery County
Rockville
Bethesda
Washington D.C.

5 Multi-State Footprint

Timeline Significant Milestones
Completion
of Stock
Conversion
and Initial
Public
Offering of
Stock
12/31/98
Ravenna
Savings
Bank
Acquisition
5/12/00
FFY
Financial
Corp.
Acquisition
Franklin
Bancorp.
Acquisition
Northern
Savings &
Loan
Acquisition
Citizens
Republic
Branch
Purchase
($200 Million
Deposits)
HBLS Bank
Acquisition
5/28/04
12/22/00
6/27/06
4/27/07
10/31/07
6/30/08
OC Financial
Acquisition
CPP:
FPFC issues
$73 million in
preferred
shares to US
Treasury
3/13/09
Announced
Definitive
Agreement to
Acquire
AmTrust
Branches
($225 million
in deposits)
6/24/09

• 3 AmTrust offices in Lake County, Ohio (Cleveland MSA)
• $225 million in deposits
• 3% premium paid on deposits
• Purchase of $130-170 million of owner occupied 1-4 family
loans
• Will provide $45-85 million in cash to bolster liquidity
• $0.11 accretive to diluted EPS in first full year of operation exclusive of $0.02 EPS in transaction costs
• Anticipated to close in late August 2009 subject to OTS
approval
Pending Branch Acquisition

8 Asset Quality

Process Changes
•
Revisions to Underwriting Standards
•
Line of Business vs. Regional Alignment
•
ALLL Methodology and Granularity
•
Special Asset Credit Committee (SACC)
•
Delinquency Monitoring Process
•
Separate REO Function entirely focused on REO disposition

2009 Loan Portfolio
95%
3% 2%
All Other Loans
Home
Builder/Development
Investment Properties
Home Builder and Development Investor Properties
$88 million   (6/30/09) $58 million    (6/30/09)
$2.5 Billion

Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09

11 Total Delinquency & Non-Performing Loans (%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 2-Pay 3-Pay Non-Accrual TDR

Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09

12 Commercial Delinquency & Non-Performing Loans (%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 2-Pay 3-Pay Non-Accrual TDR

Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09

13 Mortgage Delinquency & Non-Performing Loans (%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 2-Pay 3-Pay Non-Accrual TDR

Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09

14 Consumer Delinquency & Non-Performing Loans (%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 2-Pay 3-Pay Non-Accrual TDR

Provision for Loan Losses and Net Charge-Offs
$31,620
$14,500
$3,859
$2,947
$1,771
$2,477
2004 2005 2006 2007 2008 2009
$4,896
$3,509
$5,875
$7,391
$16,467
Fiscal Year Ended: 6/30
($ in thousands)
Provision for Loan Losses
Charge-Offs
$42,984

Allowance for Loan & Lease Losses
1.41%
+  $3,226,007
- $350,086
+  $1,406,469
Qtr. Change
$39,575,920
$42,984,000
$31,620,272
$28,216,193
Year to Date
+  $5,889,198 $16,562,118 Non-Classified
1.06% 1.60% ALLL/Loans
- $1,957,162 $10,744,468 Classified
+  $8,101,072 $11,662,685 FASB 114
4-Qtr. Change Allocation
$39,579,920 Ending Balance
$19,620,000 Provision
$15,805,592 Net Charge-Offs
$35,765,512 Beg. Balance
Qtr. to Date

Type	Delq. Status	Consolidated	(%) of Total
Home Builder Credit Facility	Current	23,693,878	86.1%
	2-Pay	0	0.0%
	3-Pay	1,382,212	5.0%
	NPL	2,432,750	8.8%
Total		**27,508,841**	**25.8%**
Raw Land	Current	12,054,634	67.0%
	2-Pay	0	0.0%
	3-Pay	1,071,668	6.0%
	NPL	4,875,500	27.1%
Total		**18,001,802**	**16.9%**
Residential	Current	7,434,332	76.2%
	2-Pay	1,726,000	17.7%
	3-Pay	595,750	6.1%
	NPL	0	0.0%
Total		**9,756,082**	**9.1%**
Land Development	Current	46,639,353	90.7%
	2-Pay	475,000	0.9%
	3-Pay	795,000	1.5%
	NPL	3,518,076	6.8%
Total		**51,427,429**	**48.2%**
Grand Total		**106,694,153**

17 Home Builder & Land Acquisition Portfolio

A Diversified Loan Portfolio
Loan portfolio value as of 6/30/2009:  $2.468 Billion
Loan Portfolio Mix as of June 30, 2009
C&I
Home Bulider
Credit Facilities &
Land Development
Residential
Home Equity
HELOC
Consumer
Commerical Real
Estate
Multi-family Real
Estate

Core Business Components Performing Well
2.8%
2.91%
$14.5 million
$2.0 billion
FY 2009 FY 2008
2.55%
Expense Management – Core
Noninterest Expense as a Percent
of Average Assets
5.7%
Deposit Growth
$9.3 million
Gains
$1.3 billion
Originations
Mortgage Banking
3.06 (Q4’09) 2.85 (Q4’08)
Margin

Period	Accounts Opened	Fall out Rate	Average Balance on New Accounts	% of Households with three or + services
12 months ending April 2009	10,644	14%	$1,970	45% (A)

Fee Income Results:	FY '08	FY '09	% Increase
12 months ending April 2009	$8,346M	$10,214M	22%

20 Story: A Retail Strategy That Works (A) Excludes on-line banking and Bill Pay customers

Strategic Achievements in Fiscal 2009
• Record levels of mortgage banking originations, sales
and gains
• Franklin Bank Division name change
• OC Financial systems integration
• Enhancement of overdraft program
• Capital boost through CPP participation
• Cornerstone recommendations – structural realignment
• Wealth Management initiative
• Relocated Liberty, Ohio retail office
• Consolidated two Michigan retail offices
• Agreement to purchase three AmTrust branches in Ohio
• Selected by FNMA for HomePath program

22 Challenges Today and Tomorrow • Negative housing cycle • High unemployment levels • Increased Deposit Insurance • Deep recession • Record low interest rates • Government

Strategic Opportunities
• Margin – prepare for rising rate environment
• Maintain focus on NPA elimination
• Continue pursuit of mortgage bank opportunities
• Complete the AmTrust transaction
• Maintain energy toward core account growth
• Be proactive as competitive landscape shifts
• Maintain disciplines as market opportunities emerge
• Wealth management

24 Fiscal 2009 Financial Results

Balance Sheet Growth
$2,436
$2,468
$3,407
6/30/09
14.0%
18.5%
13.9%
Compound
Annual Growth
Rate
Growth Rate
without
Acquisitions
6/30/03
4.2% $1,108 Deposits
11.7% $892 Loans
5.8% $1,559 Assets
($ in millions)
• 4 whole company and 1 branch acquisition in the last 6 years

26 18% 50% 18% 15% 64% 35% Commercial Consumer Real Estate Loan Portfolio Mix June 30, 2003 First Place Loan Portfolio Total Loans $892 million $2.468 billion June 30, 2009

Fiscal 2009 (Year Ended June 30)
Financial Highlights
• Net loss of $111.7 million dominated by $93.7 million
Goodwill Impairment ($92.1 million net of tax)
• $43.0 million provision for loan loss which was 136% of
charge-offs of $31.6 million
• $12.3 million decline in the fair value of securities
primarily due to Fannie Mae Preferred Stock
• $14.5 million in mortgage banking gains up 56.3% from
$9.3 million for fiscal 2008

4
th
Quarter Fiscal 2009 (Quarter Ended June 30)
Financial Highlights
• Net loss of $12.7 million dominated by provision for loan
losses of $19.6 million
• Federal Deposit Insurance Expense of $3.0 million up
from $0.1 million in the June 2008 quarter
• Real Estate Owned Expense of $6.1 million up from
$0.9 million in the June 2008 quarter
• Loans Held for Sale reached $376 million, highest level in the company’s history

Mortgage Banking Gains
$999
$1,005
$1,163
$1,565
$997
$9.26
$14.47
$5.92
$5.85
$7.24
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
2005 2006 2007 2008 2009
$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
Sales Mortgage Banking Gains
($ in millions)
Fiscal Year Ended: 6/30

Net Interest Margin
Minimum to be well capitalized = 5.00%
5.00%
14
estimate
2.94%
2.92%
3.13%
3.07%
2.81%
2.85%
3.06%
3.22%
2.98%
2.70%
2.80%
2.90%
3.00%
3.10%
3.20%
3.30%
Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09 Q3'09 Q4'09 Q1'10

Capital
• Received $73 million in Capital Purchase Program funds
from the U.S. Treasury on March 13, 2009
• Immediately invested $31 million in First Place Bank to
improve capital position
• Will invest an additional $13 million in First Place Bank at closing of pending branch purchase
• First Place Financial Corp.’s ratio of tangible equity to
tangible assets was 7.96% at 6/30/09
up from 6.55% a year earlier
• Regulatory capital ratios are at a five year high

32 Total Capital to Risk Weighted Assets 10.61% 11.16% 10.42% 11.47% 12.16% Minimum to be well capitalized = 10.00% 10.00% 12

Common Stock
• Closed at $2.69 on July 23, 2009
• Negatively impacted by dropping out of the Russell 3000 on
June 26, 2009
• Currently at 21.5% of book value
• Currently at 22.7% of tangible book value

34 QUESTION & ANSWER

35 The Bank That Means The Bank That Means Business Business